EXECUTION COPY

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (the "Agreement") dated as of June 18, 2002 is by and between Amplifon S.p.A., an Italian joint stock company ("Parent"), and Sonus Corp., a Yukon Territory, Canada Corporation (the "Seller").

                                    RECITALS

     Amplifon (USA), Inc., a Delaware corporation (the "Buyer"), and Seller, have entered into a Purchase Agreement (as such agreement may be executed and amended from time to time, the "Purchase Agreement"), pursuant to which (and subject to the terms and conditions specified therein) Buyer will acquire all of the subsidiaries and certain of the assets of the Seller.

     As a condition to Buyer's negotiating and entering into the Purchase Agreement, Seller requires that Parent enter into, and Parent has agreed to enter into, this Agreement with Seller.

                                    AGREEMENT

     To implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereby agree as follows:

     1. Guaranty.

        (a) Parent hereby irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, the full and prompt payment when due, and at all times thereafter, of all obligations of the Buyer to the Seller, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due under the Purchase Agreement (all such obligations being hereinafter collectively called the "Obligations"), and Parent further agrees to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by the Seller in endeavoring to collect the Obligations, or any part thereof, and in enforcing this guaranty (the "Guaranty").

        (b) The Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect until all Obligations (including any extensions or renewals of any thereof) shall have been paid in full.

        (c) Parent further agrees that, if at any time all or any part of any payment theretofore applied by the Seller to any of the Obligations is or must be rescinded or returned by the Seller for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Buyer), such Obligations shall, for the purposes of the Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Seller, and the Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Seller had not been made.

        (d) The Seller may, from time to time, at its sole discretion and without notice to or the consent of Parent, take any or all of the following actions without affecting the liability of Parent hereunder: (i) extend or renew for one or more periods, alter or exchange any of the Obligations, or release. settle or compromise any obligation of Parent or the Buyer with respect to any of the Obligations or (ii) resort to Parent for payment of any of the Obligations, whether or not the Seller shall have proceeded against the Buyer or any other obligor primarily or secondarily obligated with respect to any of the Obligations.

        (e) Parent expressly waives: (i) notice of the acceptance by the Buyer of this Guaranty, (ii) notice of the existence or creation or non-payment of all or any of the Obligations, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     2. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary to consummate and make effective the transactions contemplated by this Agreement.

     3. Termination. The obligations set forth in this Agreement will terminate upon termination of the Purchase Agreement.

     4. Miscellaneous.

        (a) Entire Agreement; Assignment. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other party.

        (b) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

        (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given; as of the date of delivery, if delivered personally; upon receipt of confirmation, if telecopied or upon the next business day when delivered during normal business hours to an overnight courier service, such as Federal Express, in each case to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice; unless the sending party has knowledge that such notice or other communication hereunder was not received by the intended recipient:

            If to Seller:

            Sonus Corp.
            111 S.W. Fifth Avenue, Suite 1620
            Portland, Oregon 97204
            Attn:  Brian S. Thompson, Esq.
            Facsimile No.:  503-225-9309

            with a copy to:

            Miller Nash LLP
            111 S.W. Fifth Avenue, Suite 3500
            Portland, Oregon  97204
            Attn:  Mary Ann Frantz
            Facsimile No. 503-224-0155

            and

            Willkie Farr & Gallagher
            787 Seventh Avenue
            New York, New York  10019
            Attn:  Steven J. Gartner, Esq.
            Facsimile No. 212-728-9222

            It to Parent:

            c/o Amplifon (USA) Inc.
            5000 Cheshire Lane North
            Plymouth, Minnesota  55446
            Attn:  Jeffrey P. Bilas
            Facsimile No. 763-268-4323

            With a copy to:

            Katten Muchin Zavis Rosenman
            525 West Monroe Street, Suite 1600
            Chicago, IL 60661-3693
            Attn: David R. Shevitz
                  Bruce G. Wilson
            Fax:  312/577-8768
                  312/577-8753

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

        (d) Governing Law. The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

        (e) Costs. Subject to Section 1(a) hereof and subject to the provisions of the Purchase Agreement, each party will be solely responsible for and bear all of its own respective expenses, including, without limitation, expenses of legal counsel, accountants, and other advisors, incurred at any time in connection with pursuing or consummating this Agreement or the Purchase Agreement and the transactions contemplated hereby and thereby.

        (f) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

        (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same Agreement.

        (h) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        (i) Severability. If any term or provision of this Agreement or the application thereof to any party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

                            [signature page follows]

      IN WITNESS WHEREOF, Seller and Parent have caused this Agreement to be duly executed as of the day and year first written above.



                                    AMPLIFON S.P.A.



                                    By:  /s/ Jeffrey P. Bilas
                                         -------------------------------------
                                    Its: Attorney in Fact
                                         -------------------------------------





                                    SONUS CORP.



                                    By:  /s/ Daniel J. Kohl
                                         -------------------------------------
                                    Its: Chief Executive Officer
                                         -------------------------------------